Exhibit 10(g)
                     Form of Common Stock Purchase Warrant

      THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. SUCH SECURITIES MAY NOT BE SOLD, ASSIGNED OR OTHERWISE TRANSFERRED EXCEPT UPON SUCH REGISTRATION OR UPON ADVICE TO THE CORPORATION BY ITS COUNSEL THAT REGISTRATION IS NOT REQUIRED FOR SUCH SALE, ASSIGNMENT OR TRANSFER.

      THE TRANSFER OF THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF IS SUBJECT TO COMPLIANCE WITH THE CONDITIONS SPECIFIED BELOW, AND NO TRANSFER OF THIS WARRANT OR SUCH SHARES SHALL BE VALID UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED.

                               GEOKINETICS INC.

                         COMMON STOCK PURCHASE WARRANT

                                                                      No. 19-A

      THIS IS TO CERTIFY THAT, for value received, William H. Murphy (the "HOLDER"), upon due exercise of this Warrant, is entitled to purchase from Geokinetics Inc., a Delaware corporation (the "COMPANY") on or before the close of business on December 31, 1997 (the "EXPIRATION DATE"), all or any part of 136,385 shares of fully paid and non-assessable Common Stock, $.20 par value, of the Company (the "COMMON STOCK"), at a purchase price per share (the "PURCHASE PRICE") computed pursuant to Section 1 below.

      This Warrant is hereinafter called the "Warrant," and the shares of Common Stock issuable upon exercise hereof are hereinafter called the "Warrant Shares." The term "Warrant" shall also include other warrants granted by the Company on the date of grant of this Warrant, and the term "Warrant Shares" shall also include shares issuable upon exercise thereof.

      1. PURCHASE PRICE. The Purchase Price per share of Common Stock under this Warrant is $1.25.

      2. EXERCISE OF WARRANT. The Holder of this Warrant may, at any time on or before the Expiration Date, exercise this Warrant in whole or in part from time to time for the purchase of the shares of Common Stock which such Holder is then entitled to purchase hereunder at the Purchase Price (as hereinafter defined). In order to exercise this Warrant in whole or in part, the Holder hereof shall deliver to the Company (a) a written notice of such Holder's election to exercise this Warrant,

                         GEOKINETICS INC. COMMON STOCK PURCHASE WARRANT - PAGE 1
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which notice shall specify the number of whole shares of Common Stock to be purchased, (b) payment of the aggregate purchase price of the shares of Common Stock being purchased in cash, certified or cashiers check, or by the delivery of the Note (as described below) in the manner provided in the second paragraph of this Section 1, and (c) this Warrant; PROVIDED, HOWEVER, that, in case the issuance of such shares shall not have been registered under the Securities Act of 1933, as amended (the "Securities Act"), the Company may require that such Holder furnish to the Company a written statement that such Holder is purchasing such shares for such Holder's own account for investment and not with a view to the distribution thereof and that none of such shares will be offered or sold in violation of the provisions of the Securities Act. Upon receipt of the notice of exercise, the payment and surrender of this Warrant, the Company shall, as promptly as practicable, execute or cause to be executed and deliver to such Holder a certificate or certificates representing the aggregate number of shares of Common Stock specified in such notice. The stock certificate or certificates so delivered shall be in the such denominations as may be specified in such notice and shall be registered in the name of such Holder or, subject to Section 4, such other name as shall be designated in such notice.

      This Warrant represents an amendment and modification of that certain Warrant No. 19 dated October 23, 1996, issued to Holder by the Company and is being issued pursuant to the terms of that certain letter agreement dated as of March 26, 1996, between the Company and the holders, including Holder, of certain common stock purchase warrants and promissory notes issued by the Company on October 23, 1996.

            The Purchase Price for the aggregate number of whole shares of Common Stock to be purchased must be paid in full to the Company in cash, or by cashiers or certified check payable to the order of the Company. In addition, the parties acknowledge that this Warrant is being issued to the Holder as partial consideration for a business loan and financial advisory services ("LOAN") made by Holder to the Company, evidenced in part by one or more promissory notes (the "NOTES") issued by the Company to Holder. Accordingly, in the event the Holder exercises this Warrant, in whole or in part, Holder may, at Holder's option, apply the face value of the Notes, in whole or in part, towards the aggregate purchase price of the shares of Common Stock to be purchased. In such event, prior to the issuance of any stock certificate or certificates in the manner provided in this Section, Holder shall deliver to the Company, the Notes and a duly executed release in a form acceptable to the Company, together with the balance of the purchase price, if any.

            No fractional shares of Common Stock are to be issued upon the exercise of this Warrant. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of such certificate or certificates, deliver to such Holder a new warrant evidencing the rights of such Holder to purchase the remaining shares of Common Stock called for by this Warrant, which new warrant shall in all other respects be identical with this Warrant, or, at the request of such Holder, appropriate notation may be made on this Warrant and the same returned to such Holder. If the Notes shall have been partially applied towards the aggregate purchase price of the shares of Common Stock under this Warrant, Holder shall tender the original Notes to the Company. Thereafter, the Company will issue new promissory notes to Holder containing substantially the same terms and conditions of the Notes with a principal amount equal to the unapplied outstanding principal balance on the Notes. Upon acceptance by Holder of such new promissory Notes, the Company will issue a new Warrant in the manner and on the terms specified herein.

                         GEOKINETICS INC. COMMON STOCK PURCHASE WARRANT - PAGE 2
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      The Company shall pay all expenses, taxes and other charges payable in connection with the preparation, execution and delivery of stock certificates under this Section, except that, in case such stock certificates are to be registered in a name or names other than the name of the Holder of this Warrant, all stock transfer taxes payable upon the execution and delivery of such stock certificate or certificates shall be paid by the Holder hereof at the time of delivering the notice of exercise mentioned above. In such case, the Holder hereof shall deliver with such notice of exercise evidence, satisfactory to the Company, that such taxes have been paid.

            The Company represents, warrants and agrees that all shares of Common Stock issuable upon any exercise of this Warrant shall be validly authorized and issued, fully paid and nonassessable.

            This Warrant shall not entitle the Holder hereof to any of the rights of a stockholder of the Company.

      3. TRANSFER, DIVISION AND COMBINATION. Subject to the provisions of
Section 4, this Warrant is transferable in the same manner and with the same effect as in the case of a negotiable instrument payable to a specified person. The Company, however, may treat the registered Holder hereof as the owner hereof for all purposes until this Warrant shall have been surrendered for transfer as hereinafter provided. Upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant duly executed by the Holder hereof or his agent or attorney, the Company shall, subject to
Section 4, execute and deliver a new warrant or warrants in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, and this Warrant shall promptly be canceled.

            This Warrant may, subject to Section 4, be divided or combined with other warrants upon presentation hereof at the principal office of the Company, together with a written notice specifying the names and denominations in which new warrants are to be issued signed by the Holder or his agent or attorney. Subject to compliance with the preceding paragraph and with Section 4, as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new warrant or warrants in exchange for the warrant or warrants to be divided or combined in accordance with such notice.

            The Holder shall pay all expenses, taxes and other charges payable in connection with the preparation execution and delivery of Warrants under this
Section 3.

      4. RESTRICTIONS ON TRANSFER; COMPLIANCE WITH SECURITIES ACT; REGISTRATION RIGHTS.

            (a) This Warrant and the related Warrant Shares shall not be transferable except upon the conditions specified in this Section, which conditions are intended, among other things, to ensure compliance with the provisions of the Securities Act or any applicable state securities laws in respect of the transfer of such Warrant or such Warrant Shares.

                         GEOKINETICS INC. COMMON STOCK PURCHASE WARRANT - PAGE 3
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            (b) By acceptance of this Warrant, the Holder of this Warrant agrees, prior to any transfer or attempted transfer of such Warrant or the related Warrant Shares, to give written notice to the Company of such Holder's intention to effect such transfer. The notice shall describe the manner and circumstances of the proposed transfer in detail and shall contain an undertaking by the Holder to furnish such other information as may be required to enable the Company's counsel to render the opinions referred to below, and shall give the identity and address of the Holder's counsel. The Holder shall submit a copy of the notice to the counsel designated in the notice and the Company shall submit a copy thereof to its counsel, and the following provisions shall apply:

                      (i) If, in the opinion of both the Company's and the Holder's counsel, the proposed transfer of the Warrant or Warrant Shares may be effected without registration of the Warrant or Warrant Shares under the Securities Act, the Company shall, as promptly as practicable, so notify the Holder who will then be entitled to transfer the Warrant or Warrant Shares in accordance with the terms of the notice delivered by the Holder to the Company.

                     (ii) If, in the opinion of either the Company's or the Holder's counsel, the proposed transfer of the Warrant or Warrant Shares may not be effected without registration of the Warrant or Warrant Shares under the Securities Act, the Company shall, as promptly as practicable, so notify the Holder, and the Company shall not be obligated to effect the proposed transfer, except pursuant to an offering registered under the Securities Act.

            (c) If the Company shall file a registration statement under the Securities Act (other than a registration statement on Form S-8), the Company shall give written notice thereof to the Holder of this Warrant. Upon written notice from the Holder, received by the Company within the time period (not fewer than ten (10) days) specified in such notice, that the Holder desires that the Company include the Warrant Shares in such registration statement (which request shall specify the number of Warrant Shares which such Holder desires to include in such registration statement), the Company shall use its best efforts to include all or a portion of the Warrant Shares in such registration statement, subject to such conditions as may be determined by the Company. The Holder shall be permitted to withdraw all or any part of the Warrant Shares from such registration statement prior to the effective date of such registration. If such registration statement is filed in connection with an underwritten offering on behalf of the Company (a "PRIMARY REGISTRATION"), Holder may sell, at the sole discretion of the Company, all or part of the Warrant Shares included in the registration statement on the same terms and conditions that apply to the other securities being issued and sold by the Company. If such registration statement is filed in connection with an underwritten secondary registration on behalf of other holders of the Company's securities (a "SECONDARY REGISTRATION"), Holder may sell, at the sole discretion of the Company, all or part of the Warrant Shares included in the registration statement on the same terms and conditions that apply to the securities being sold by the person or persons who initiated the Secondary Registration. If, however, the Company concludes before the effectiveness of such registration statement that to include all or part of the Warrant Shares requested by the Holder in any registration would be detrimental to any offering of securities by the Company, the number of Warrant Shares to be included in the registration may be reduced (or eliminated) to the extent deemed appropriate in the sole discretion of the Company, in good faith,

                         GEOKINETICS INC. COMMON STOCK PURCHASE WARRANT - PAGE 4
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after using its best efforts to include all or as many as possible of the
Warrant Shares requested by the Holder.

                  With respect to any registration of Warrant Shares under the Securities Act pursuant to Subsection (c) of this Section, the Company shall pay all expenses incurred by it in effecting such registration (including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company and expenses of special audits incident to or required by any such registration); PROVIDED, HOWEVER, that the Company shall not be required to pay (i) the fees and expenses of counsel or other advisors for the Holder, (ii) underwriting discounts and commissions relating to any of the Warrant Shares to be registered or (iii) premiums on insurance required by any underwriter insofar as such premiums relate to the offering of Warrant Shares.

            (d) It shall be a condition precedent to the obligation of the Company to take any action pursuant to Subsection (c) of this Section that the Holder of the Warrant Shares to be registered under each such registration shall furnish to the Company such information regarding the securities held by such Holder and the intended method of disposition thereof as the Company shall reasonably request in connection with the action to be taken by the Company.

                  In no event shall the Company be required (i) to amend any registration statement filed pursuant to Subsection (c) of this Section after it has become effective, or to amend or supplement any prospectus to permit the continued disposition of the securities registered under any registration statement, or (ii) to execute a general consent to service in process or to qualify to do business in any state in connection with the qualification of the Warrant Shares for sale under state securities laws.

            (e) In the event of any registration of any of its securities under the Securities Act pursuant to this Section, the Company shall indemnify and hold harmless the seller of such securities and each other person, if any, who controls such seller within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which such seller or controlling person may become subject insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading. In addition, the Company shall reimburse such seller and each such controlling person for any legal or any other expenses reasonably incurred by such seller or such controlling person in connection with investigating or defending any such loss, claim, damage, liability or action. The Company shall not, however, be obligated under this Subsection (e) to indemnify or reimburse any person to the extent that such loss, claim, damage or liability arises out of or is based upon an untrue statement, alleged untrue statement, omission or alleged omission made in a registration statement, preliminary or final prospectus, or any amendment thereof or supplement

                         GEOKINETICS INC. COMMON STOCK PURCHASE WARRANT - PAGE 5
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thereto in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by the seller or the controlling person specifically for use in the preparation thereof. If the offering pursuant to any such registration statement is made through underwriters, the Company agrees to enter into an underwriting agreement in customary form with such underwriters and to indemnify such underwriters and each person who controls such underwriters within the meaning of the Securities Act. In the event of any registration by the Company of any of its securities under the Securities Act pursuant to this Section, each seller of the securities so registered will indemnify and hold harmless the Company, each other person, if any, who controls the Company within the meaning of the Securities Act and each officer and director of the Company to the same extent that the Company agrees to indemnify it, but only with respect to the written information relating to such seller furnished to the Company by such seller as aforesaid.

            (f) Each certificate for Warrant Shares issued upon exercise of this Warrant shall bear a legend to the effect that the Warrant Shares may not be transferred except upon compliance with the provisions of this Section 4, and each certificate for Warrant Shares transferred pursuant to Subsection (b)(i) of this Section shall also bear such a legend unless, in the opinion of counsel for the Company, such a legend is not required.

            (g) The Holder hereby covenants and agrees with the Company as follows:

                      (i) The Holder acknowledges being informed that this Warrant or the Warrant Shares must held by the Holder indefinitely unless the Warrants or Warrant Shares are registered for sale by the Holder under the Securities Act or an exemption from such registration is available. The Holder understands that any routine sale of the Warrant Shares made in reliance upon Rule 144 promulgated under the Securities Act can be made only in limited amounts after the expiration of a period of two years from the date of receipt of the Warrant and otherwise in accordance with the terms and conditions of Rule 144, and further understands that in the event that the exemption from registration provided by Rule 144 is not available, compliance with some other exemption under the Securities Act will be required in the absence of registration.

                     (ii) The Company may instruct its transfer agents not to transfer any of the Warrant Shares unless the transfer agents have been advised by the Company or otherwise have been satisfied that the Holder has complied with the provisions above-described.

                    (iii) The Holder understands that the Company has not covenanted and is not obligated to furnish a registration statement under the Securities Act covering the Warrants or the Warrant Shares, to file a notification under any regulations promulgated pursuant to the Securities Act with respect to the Warrants or the Warrant Shares, or to take any other action that would make available an exemption from registration, except as set forth in
Section 4(b). The Company covenants and agrees that it will use its best efforts to make publicly available, from time to time, such information as will permit the Holder to comply with the requirements of Rule 144 relating to current public information, that it will upon request furnish the Holder a written certificate relating to its compliance with the reporting requirements of the Securities Exchange Act of 1934, as amended, and

                         GEOKINETICS INC. COMMON STOCK PURCHASE WARRANT - PAGE 6
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the regulations and rules thereunder and that it will otherwise cooperate in good faith with the Holder in connection with any sale under Rule 144.

      5. ADJUSTMENTS TO NUMBER OF SHARES PURCHASABLE UPON EXERCISE OF WARRANTS.

            (a) As used herein, "Common Stock" shall mean stock of the Company of any class, whether now or hereafter authorized, which has the right to participate in the distribution of either earnings or assets of the Company without limit as to the amount or percentage; PROVIDED, HOWEVER, that the term "Warrant Shares" shall mean only the Common Stock, $.20 par value, of the Company and stock of any other class into which such presently authorized Common Stock may hereinafter have been changed. In case by reason of the operation of this Section 5 this Warrant shall be exercisable for any other shares of stock or other securities or property of the Company or of any other corporation, any reference herein to the exercise of this Warrant shall be deemed to refer to and include the exercise of this Warrant for such other shares of stock or other securities or property.

            (b) The number of shares of Common Stock or the class of securities purchasable upon any exercise of this Warrant, as appropriate, are subject to adjustment as set forth in this Section 5, without any adjustment in the Purchase Price:

                  (i) If the Company shall issue more than ten percent (10%) of its then outstanding shares of Common Stock, whether pursuant to a merger, consolidation or an acquisition of the stock or assets of another corporation or entity, or otherwise, then the number of shares purchasable under this Warrant immediately prior to the issue of such additional Common Stock shall immediately be increased so that the number of shares purchasable under this Warrant shall bear the same ratio to the number of shares of Common Stock outstanding immediately after the issuance of such additional Common Stock as the number of shares purchasable under this Warrant immediately prior to the issuance of such additional Common Stock bears to the number of shares of Common Stock outstanding immediately prior to the issuance of such additional Common Stock.

                  (ii) If the number of issued and outstanding shares of Common Stock shall increase by more than ten percent (10%) as a result of a subdivision, combination, consolidation or reclassification of the Common Stock, or the payment of a stock dividend, the number of shares purchasable under this Warrant shall be proportionately increased. Conversely, if the number of issued and outstanding shares of Common Stock of the Company are in any manner combined into a smaller number of shares by more than ten percent (10%), the number of shares purchasable under this Warrant shall be proportionately reduced.

            (c) Except as otherwise provided herein, the effective date of any adjustment pursuant to this Section 5 shall be the effective date of the event that causes such adjustment. The adjustments provided for in this Section 5 shall apply to each successive event specified herein that causes an adjustment.

                         GEOKINETICS INC. COMMON STOCK PURCHASE WARRANT - PAGE 7
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            (d) In case of any consolidation of the Company with or the merger of the Company into another corporation or in the case of any conveyance or transfer of all or substantially all of the properties of the Company to another corporation entitled to acquire and operate the same, the Company or such successor or acquiring corporation, as the case may be, shall take all steps necessary to amend the terms and conditions of this Warrant so that the Holder shall have the right to exercise the Warrant into the kind and amount of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, conveyance or transfer by a holder of the number of shares of Common Stock of the Company for which such Warrant might have been converted immediately prior to such reclassification, change, consolidation, merger, conveyance or transfer. Such amendment shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in Section 5 hereof. The above provisions of this Subsection (d) shall similarly apply to successive reclassifications and changes of shares of Common Stock and to successive consolidations, mergers, conveyances or transfers. Notice of the execution of an amendment hereto pursuant to this Section 5(d) shall be given pursuant to
Section 7 below.

      6. SPECIAL AGREEMENTS OF THE COMPANY.

            (a) The Company covenants and agrees that it will reserve and set apart and have at all times, a number of shares of authorized but unissued Common Stock deliverable upon the exercise of the Warrants or any other rights or privileges provided for therein sufficient to enable it at any time to fulfill all of its obligations thereunder; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the exercise of the Warrants at the Purchase Price then in effect, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

                  As a condition precedent to the taking of any action which would cause an adjustment reducing the Purchase Price below the then par value, if any, per share of the Common Stock issuable upon exercise of this Warrant, the Company will take such corporate action as may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue its Common Stock at the Purchase Price upon conversion of this Warrant in accordance with the provisions of this Section 6.

                  If any shares of the Company reserved or to be reserved for the purpose of exercise of this Warrant require registration or qualification with or approval of any governmental authority under any Federal or State law before such shares may be validly issued upon exercise, then the Company covenants that it will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be; PROVIDED, HOWEVER, that this provision shall not require the Company to endeavor to secure such registration, qualification or approval in order to enable any person to sell or distribute this Warrant or any Common Stock received upon exercise of this Warrant.

                         GEOKINETICS INC. COMMON STOCK PURCHASE WARRANT - PAGE 8
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                  The Company covenants that all shares of Common Stock which may be issued upon exercise of this Warrant will be, upon issuance, fully paid and nonassessable and, except as set forth herein, the Company will pay all taxes, liens and charges with respect to the issuance thereof.

            (b) Whenever the number of shares purchasable under this Warrant or the Purchase Price shall be adjusted as required by the provisions of Section 5 hereof, the Company shall forthwith mail a notice setting forth the adjusted Purchase Price and the adjusted number of Warrant Shares for which this Warrant is exercisable to the registered Holder of this Warrant at his last address as it shall appear on the registration books, but failure to give or receive such notice, or any defects therein, or in the mailing thereof, shall not affect such adjustment in Purchase Price or number of Warrant Shares.

            (c) In case the Company proposes:

                      (i) to pay any stock dividend upon the Common Stock, make any distribution (other than ordinary cash dividends payable out of earnings) or offer any subscription or other rights to the Holders of Common Stock;

                     (ii) to effect any capital reorganization or reclassification of capital stock of the Company; or

                    (iii) to effect the consolidation, merger, sale of all or substantially all of the assets, liquidation, dissolution or winding up of the Company;

then the Company shall cause notice of any such intended action to be given to the Holder of this Warrant not less than twenty (20) nor more than forty (40) days prior to the date on which such capital reorganization, reclassification, consolidation, merger, sale, liquidation, dissolution or winding up shall be effected, as the case may be.

      7. NOTICES. Any notice or other document required or permitted to be given or delivered to the Holder of this Warrant and the Warrant Shares shall be sent by certified or registered mail to the address shown on this Warrant or such other address as shall have been furnished to the Company in writing by such Holder. Any notice or other document required or permitted to be given or delivered to the Company shall be sent by certified or registered mail to the principal office of the Company at 5555 San Felipe, Suite 780, Houston, Texas 77056, attention of the President, or such other address as shall have been furnished to the Holder of Warrants and Holders of Warrant Shares by the Company.

      8. LIMITATION OF LIABILITY. No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder for the Purchase Price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

                         GEOKINETICS INC. COMMON STOCK PURCHASE WARRANT - PAGE 9
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      IN WITNESS WHEREOF, the Company has caused this Warrant to be signed in its name by its President and its Secretary.

                                        GEOKINETICS INC.,
                                        a Delaware corporation
                                            /s/JAY D. HABER
                                        By: Jay D. Haber, President

ATTEST:
/s/MICHAEL HALE
Michael Hale, Secretary

DATE: March 31,1997

                        GEOKINETICS INC. COMMON STOCK PURCHASE WARRANT - PAGE 10
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                                  ASSIGNMENT

           TO BE EXECUTED BY THE REGISTERED HOLDER IF HE DESIRES TO
                             TRANSFER THE WARRANT

      FOR VALUE RECEIVED, ________________________________________ hereby sells, assigns and transfers unto ________________________ the right to purchase __________________ shares evidenced by the within Warrant, and does hereby irrevocably constitute and appoint __________________________________________
Attorney to transfer the said Warrant on the books of the Company, with full power of substitution.

                                        Signature

                                        Print Name

                                        Address

Dated:  _______________, ______

In the presence of:

-------------------------------

                                    NOTICE

      The signature of the foregoing Assignment must correspond to the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

                               SUBSCRIPTION FORM

           TO BE EXECUTED BY THE REGISTERED HOLDER IF HE DESIRES TO
                             EXERCISE THE WARRANT

      The undersigned hereby exercises the right to purchase _______ ____________________ shares covered by this Warrant according to the conditions thereof and herewith makes payment of the Purchase Price for such in full.

                                        Signature

                                        Print Name

                                        Address

Date: ___________________, _____